UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

CESCA THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2016, Cesca Therapeutics Inc. (the “Company”) and certain accredited institutional investors (the “Investors”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company will sell an aggregate of up to 600,000 shares of Common Stock (the “Shares”) (the transactions contemplated by the Purchase Agreement, the “Registered Direct Financing”).  The Shares will be sold at a price of $4.10 per share.  The closing under the Purchase Agreement is expected to occur on or prior to August 9, 2016, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement.

The Company has also agreed with the Investors pursuant to the Purchase Agreement that, except under certain permitted circumstances: (i) until 60 days from the closing, it will not issue, or enter into any agreement to issue, any shares of Common Stock or equivalents thereof; and (ii) the Company will indemnify the Investors against certain losses resulting from the Company’s breach of any of its representations, warranties, or covenants under agreements with the Investors, as well as under certain other circumstances described in the Purchase Agreement.

The net proceeds to the Company from the sale and issuance of the Shares, after deducting the estimated offering expenses borne by the Company are expected to be approximately $2.2 million.  After giving effect to the sale and issuance of the Shares, the Company will have 3,686,280 shares of Common Stock outstanding.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The offering described with respect to the Registered Direct Financing herein was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-212314), which became effective on August 1, 2016, pursuant to a prospectus supplement filed with the Securities and Exchange Commission on August 3, 2016.

On August 3, 2016, the Company also entered into a Placement Agency Agreement with Maxim Group LLC (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company engaged Maxim Group LLC (“Maxim”) as our exclusive lead placement agent for the Registered Direct Offering on a “reasonable best efforts” basis. Maxim is not purchasing or selling any securities, nor is Maxim required to arrange for the purchase and sale of any specific number or dollar amount of securities, other than to use its “reasonable best efforts” to arrange for the sale of securities by us. Maxim may engage one or more sub-placement agents or selected dealers to assist with the offering. Upon the completion of the Registered Direct Offering, we will pay to Maxim a cash fee equal to 7.0% of the aggregate gross proceeds from the sale of the shares of common stock in the Registered Direct Offering.

In addition, upon execution of the Placement Agency Agreement, we paid to Maxim an advance of $15,000 against Maxim’s anticipated accountable out-of-pocket expenses (the “Advance”). Any unused portion of the Advance must be returned to the Company by Maxim in the event that the entire Advance is not expended by Maxim. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agreed to reimburse Maxim for all actual and documented out-of-pocket legal expenses up to $25,000.

The foregoing summaries of the terms of the Purchase Agreement and the terms of the Placement Agency Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 3, 2016, the Company issued a press release announcing the Registered Direct Financing.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change.  All statements, other than statements of historical fact included in this press release, are forward-looking statements.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the offering. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1	Form of Securities Purchase Agreement dated as of August 3, 2016

10.2	Form of Placement Agency Agreement dated August 3, 2016

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of Cesca Therapeutics Inc. dated August 3, 2016 (furnished herewith pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
(Registrant)

Dated: August 3, 2016	/s/ MICHAEL BRUCH
Michael Bruch, Chief Financial Officer

Exhibit Index

Exhibit                   Description

10.1	Form of Securities Purchase Agreement dated as of August 3, 2016

10.2	Form of Placement Agency Agreement dated August 3, 2016

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of Cesca Therapeutics Inc. dated August 3, 2016 (furnished herewith pursuant to Item 7.01)